November 26, 2025
Filed pursuant to Rule 497
File Nos. 333-192733; 811-22917

WBI PowerFactor® High Dividend ETF (“WBIY”)

Supplement to the Prospectus and Statement of Additional Information (“SAI”), each dated October 31, 2025.
Effective December 11, 2025, the shares of WBI PowerFactor® High Dividend ETF (Ticker: WBIY; CUSIP No. 00400R858) (the “Fund”) will be traded on the New York Stock Exchange, LLC. As of December 11, 2025, all references in the Fund’s Prospectus and SAI to “NYSE Arca, Inc.” are replaced with “New York Stock Exchange, LLC”. This supplement replaces in its entirety a supplement dated November 20, 2025.
Please retain this Supplement with your Prospectus and SAI.
The date of this Supplement is November 26, 2025.